                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

    SUPPLEMENT DATED MARCH 30, 2009 TO PROSPECTUSES DATED APRIL 28, 2008 AND
                                  JUNE 16, 2008

This Supplement is intended to supplement prospectuses dated April 28, 2008 and June 16, 2008 for VENTURE(R) VARIABLE ANNUITY, VENTURE(R) VANTAGE VARIABLE ANNUITY, VENTURE(R) III VARIABLE ANNUITY, VENTURE(R) VISION VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY, AND WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the "Contracts"). We call each of these prospectuses an "annuity prospectus."

You should read this Supplement together with the annuity prospectus for the Contract you purchase and retain all documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

Effective May 1, 2009, we are restricting certain individual Variable Investment Options and eliminating the availability of all Model Allocations for new Contracts.

VARIABLE INVESTMENT OPTIONS

The following Variable Investment Options will not be available for Contracts purchased on or after May 1, 2009:

     -    American Fundamental Holdings Trust

     -    American Global Diversification Trust

     -    Capital Appreciation Value Trust

     -    Disciplined Diversification Trust

     -    Core Allocation Plus Trust

     -    Franklin Templeton Founding Allocation Trust

In addition to the above, for Contracts purchased on or after May 1, 2009 with a guaranteed minimum withdrawal benefit Rider, the following Variable Investment Option will not be available:

     -    American Asset Allocation Trust

TERMS OF RESTRICTION. Effective May 1, 2009, we will not allow new investors to allocate Purchase Payments or transfer any Contract Value or Additional Purchase Payments into the above listed restricted Variable Investment Options ("Restricted Options"). However, if you own a Contract prior to May 1, 2009, and all or a portion of your Contract Value is allocated to one or more of the Restricted Options on the last day it is available, April 30, 2009, you may continue to allocate Additional Purchase Payments to that Restricted Option(s). After April 30, 2009, you will no longer be able to transfer amounts from another individual Investment Option to the Restricted Option(s). Also, you will no longer be able to use a Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any other individual Variable Investment Option.

MODEL ALLOCATIONS

Effective May 1, 2009, we are eliminating the availability of Model Allocations for new Contracts, and as a result the following currently available Model Allocations will be restricted after April 30, 2009:

     -    American Global Diversification

     -    Fundamental Holdings of America

TERMS OF RESTRICTION. If you own a Contract prior to May 1, 2009 and your Contract Value is allocated to a Model Allocation on the last day it is available, April 30, 2009, you may continue to allocate your Contract Value to that Model Allocation as long as: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including Additional Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis.

If you transfer any part of your Contract Value after April 30, 2009 to any available Individual Variable Investment Option(s) you will no longer be able to use the restricted Model Allocation.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF VARIABLE INVESTMENT OPTIONS AT ANY TIME.

You bear the investment risk of any Portfolio you choose as a Variable Investment Option. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF THE PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE OFFICE AT 1-800-344-1029 OR IN NEW YORK STATE AT 1-800-551-2078. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

______: 0309   333-71072   333-138846
               333-70728   033-79112
               333-70850   333-83558
               333-71074   333-61283
               333-70730   033-46217


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